Exhibit 99.1

International Assets Holding Corporation Announces Acquisition of Risk Management Incorporated (“RMI”)

RMI, Introducing Broker in the Energy Sector, and RMI Consulting to Become Wholly Owned Subsidiaries of INTL’s FCStone Group, Inc.

NEW YORK, April 5, 2010 (GLOBE NEWSWIRE) — International Assets Holding Corporation (INTL, Nasdaq:IAAC) today announced that it has acquired Risk Management Incorporated (RMI), a Chicago-based Introducing Broker (IB), and RMI Consulting, Inc., companies that together specialize in the development and execution of price-risk and credit-risk management programs in the energy sector.

RMI provides execution and consulting services to some of the largest natural gas consumers in North America, including municipalities and large manufacturing firms, as well as major utilities. In addition to its risk-management and brokerage services, RMI also offers a wide range of other programs, including a proprietary online energy procurement platform.

As a result of the all-cash transaction, which closed on April 1, 2010, the RMI companies will become wholly owned subsidiaries of INTL’s integrated commodity risk-management firm FCStone Group, Inc. RMI’s senior management team, as well as its employees in Chicago and Topeka, Kansas, will remain in place following the acquisition.

Commenting on the transaction, Sean O’Connor, Chief Executive Officer of INTL, noted, “This acquisition adds extensive and proven expertise in the natural gas, electricity and related energy markets where RMI has a leading presence, as well as a broad range of long-term relationships with some major organizations. Together with the existing FCStone capabilities in energy risk-consulting and execution, we are now able to offer a substantial capability across all energy markets to a broader and more diversified customer base both domestically and internationally.”

The three principals of RMI, John Snell, Dan Conrath and Shane Mathis, all have more than 20 years of experience in managing commercial risk in the energy markets.

“We are very excited to become part of the INTL-FCStone family,” commented Snell. “We have always felt that our conservative but creative approach to risk management had a lot in common with FCStone’s, and we also share a strong emphasis on customer service. My partners and I believe that INTL/FCStone provides a unique platform and opportunity for us to significantly leverage our expertise in our markets, and to strengthen and expand our relationships.”

About International Assets Holding Corporation

International Assets Holdings Corporation (INTL) provides execution and advisory services in commodities, currencies and international securities. INTL’s businesses, which include the commodities advisory and transaction execution firm FCStone Group, serve more than 10,000 commercial customers in more than 100 countries through a network of offices in eleven countries around the world. Further information on INTL is available at www.intlassets.com.

Forward Looking Statements

This press release includes forward-looking statements including statements regarding the combined company. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to International Assets Holding Corporation, are intended to identify forward-looking statements.

These forward-looking statements are based largely on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the combined company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by International Assets with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. International Assets undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

CONTACT:	Bill Dunaway
866-522-7188
bdunaway@intlassets.com